CAPITAL MANAGEMENT - Gearing Ratio (Details) $ in Millions	12 Months Ended
	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 USD ($)
Adjusted net debt from continuing operations
Borrowings - non-current portion (note 24)	$ 1,858	$ 1,789	$ 1,299
Lease liabilities - non-current portion (note 14)	124	116	126
Borrowings - current portion (note 24)	51	142	734
Lease liabilities - current portion (note 14)	61	37	45
Total borrowings	2,094	2,084	2,204
Less: cash and cash equivalents (note 22)	(1,154)	(1,330)	(456)	$ (329)
Net debt	940	754	1,748
IFRS16 lease adjustments	(149)	(106)	(119)
Unamortised portion of borrowing costs	32	22	16
Cash restricted for use (note 21)	(58)	(73)	(64)
Adjusted net debt	765	597	1,581
Adjusted EBITDA from continuing operations
Profit before taxation	958	1,589	619
Finance costs and unwinding of obligations (note 6)	116	177	172
Interest income	(58)	(27)	(14)
Amortisation of tangible, intangible and right of use assets (note 4)	477	570	583
Other amortisation	4	6	6
Associates and joint ventures’ adjustments for amortisation, interest and taxation	183	168	149
EBITDA	1,680	2,483	1,515
Foreign exchange and fair value adjustments	43	0	12
Dividend income	0	(2)	0
Retrenchment and related costs	20	2	7
Care and maintenance costs (note 5)	45	0	47
Impairment, derecognition of assets and (profit) loss on disposal	(11)	1	6
Profit on disposal of joint ventures	0	(19)	0
Premium on settlement of bonds	24	0	0
Loss (gain) on non-hedge derivatives and other commodity contracts	0	5	(5)
Associates and joint ventures’ share of costs	0	0	(2)
Adjusted EBITDA (as defined in the Revolving Credit Agreements)	$ 1,801	$ 2,470	$ 1,580
Gearing ratio (Adjusted net debt to Adjusted EBITDA)	0.42	0.24	1.00
Maximum debt covenant ratio allowed per agreement	3.5	3.5	3.5